UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  July 26, 2004


                      STRUCTURED ASSET INVESTMENT LOAN TRUST
             Mortgage Pass-Through Certificates, Series 2004-5 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-106925-36       54-2154091
Pooling and Servicing Agreement)      (Commission         54-2154092
(State or other                       File Number)        54-2154093
jurisdiction                                              54-2154094
of Incorporation)                                         IRS EIN




       c/o Wells Fargo Bank, N.A.,
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

 On July 26, 2004 a distribution was made to holders of STRUCTURED ASSET INVESTMENT LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-5 Trust
 .



ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates,
                                        Series 2004-5 Trust, relating to the
                                        July 26, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET INVESTMENT LOAN TRUST
             Mortgage Pass-Through Certificates, Series 2004-5 Trust

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  7/29/04
                                INDEX TO EXHIBITS


Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2004-5 Trust, relating to the July 26, 2004 distribution.



EX-99.2                   Murrayhill Credit Risk Manager Report

                   EX-99.1

Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates



Record Date:             6/30/04
Distribution Date:       7/26/04


SAIL  Series: 2004-5

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

      A1         86358EJA5              SEN             1.56000%     413,490,894.36         555,456.09       7,149,101.22
      A2         86358EJB3              SEN             1.48000%     244,165,621.00         311,175.51       7,159,345.39
      A3         86358EJC1              SEN             1.80000%      42,572,000.00          65,986.60               0.00
     A-SIO       86358EJD9              IO              0.00000%               0.00               0.00               0.00
      M1         86358EJE7              MEZ             1.83000%      25,231,000.00          39,759.85               0.00
      M2         86358EJF4              MEZ             1.85000%      23,129,000.00          36,845.78               0.00
      M3         86358EJG2              MEZ             1.92000%      12,616,000.00          20,858.45               0.00
      M4         86358EJH0              MEZ             2.28000%      14,719,000.00          28,898.30               0.00
      M5         86358EJJ6              MEZ             2.45000%      12,616,000.00          26,616.25               0.00
      M6         86358EJK3              MEZ             2.78000%      10,514,000.00          25,169.35               0.00
      M7         86358EJL1              MEZ             3.30000%       8,410,000.00          23,898.42               0.00
      M8         86358EJM9              MEZ             3.70000%      10,514,000.00          33,498.77               0.00
       B         86358EJN7              SUB             3.80000%      10,514,000.00          34,404.14               0.00
       X         SAI04005X              RES             0.00000%       4,203,335.74       3,237,763.56               0.00
       P         SAI04005P              SEN             0.00000%             100.00         212,633.03               0.00
       R         SAI4005R4              RES             0.00000%               0.00               0.00               0.00
Totals                                                               832,694,951.10       4,652,964.10      14,308,446.61

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     406,341,793.14       7,704,557.31               0.00
A2                            0.00     237,006,275.61       7,470,520.90               0.00
A3                            0.00      42,572,000.00          65,986.60               0.00
A-SIO                         0.00               0.00               0.00               0.00
M1                            0.00      25,231,000.00          39,759.85               0.00
M2                            0.00      23,129,000.00          36,845.78               0.00
M3                            0.00      12,616,000.00          20,858.45               0.00
M4                            0.00      14,719,000.00          28,898.30               0.00
M5                            0.00      12,616,000.00          26,616.25               0.00
M6                            0.00      10,514,000.00          25,169.35               0.00
M7                            0.00       8,410,000.00          23,898.42               0.00
M8                            0.00      10,514,000.00          33,498.77               0.00
B                             0.00      10,514,000.00          34,404.14               0.00
X                             0.00       4,203,335.74       3,237,763.56               0.00
P                             0.00             100.00         212,633.03               0.00
R                             0.00               0.00               0.00               0.00
Totals                        0.00     818,386,504.49      18,961,410.71               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  416,750,000.00       413,490,894.36               0.00      7,149,101.22             0.00           0.00
A2                  249,266,000.00       244,165,621.00               0.00      7,159,345.39             0.00           0.00
A3                   42,572,000.00        42,572,000.00               0.00              0.00             0.00           0.00
A-SIO                         0.00                 0.00               0.00              0.00             0.00           0.00
M1                   25,231,000.00        25,231,000.00               0.00              0.00             0.00           0.00
M2                   23,129,000.00        23,129,000.00               0.00              0.00             0.00           0.00
M3                   12,616,000.00        12,616,000.00               0.00              0.00             0.00           0.00
M4                   14,719,000.00        14,719,000.00               0.00              0.00             0.00           0.00
M5                   12,616,000.00        12,616,000.00               0.00              0.00             0.00           0.00
M6                   10,514,000.00        10,514,000.00               0.00              0.00             0.00           0.00
M7                    8,410,000.00         8,410,000.00               0.00              0.00             0.00           0.00
M8                   10,514,000.00        10,514,000.00               0.00              0.00             0.00           0.00
B                    10,514,000.00        10,514,000.00               0.00              0.00             0.00           0.00
X                     4,203,335.74         4,203,335.74               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals              841,054,435.74       832,694,951.10               0.00     14,308,446.61             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                               Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    7,149,101.22       406,341,793.14       0.97502530        7,149,101.22
 A2                    7,159,345.39       237,006,275.61       0.95081670        7,159,345.39
 A3                            0.00        42,572,000.00       1.00000000                0.00
 A-SIO                         0.00                 0.00       0.00000000                0.00
 M1                            0.00        25,231,000.00       1.00000000                0.00
 M2                            0.00        23,129,000.00       1.00000000                0.00
 M3                            0.00        12,616,000.00       1.00000000                0.00
 M4                            0.00        14,719,000.00       1.00000000                0.00
 M5                            0.00        12,616,000.00       1.00000000                0.00
 M6                            0.00        10,514,000.00       1.00000000                0.00
 M7                            0.00         8,410,000.00       1.00000000                0.00
 M8                            0.00        10,514,000.00       1.00000000                0.00
 B                             0.00        10,514,000.00       1.00000000                0.00
 X                             0.00         4,203,335.74       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals               14,308,446.61       818,386,504.49       0.97304820       14,308,446.61

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      416,750,000.00       992.17971052        0.00000000        17.15441205         0.00000000
A2                      249,266,000.00       979.53840877        0.00000000        28.72170850         0.00000000
A3                       42,572,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A-SIO                             0.00         0.00000000        0.00000000         0.00000000         0.00000000
M1                       25,231,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       23,129,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       12,616,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       14,719,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       12,616,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       10,514,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        8,410,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                       10,514,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                        10,514,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         4,203,335.74      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 Denomination except for Classes P and X which are per $100 Denomination.




                                Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        17.15441205       975.02529848        0.97502530        17.15441205
A2                      0.00000000        28.72170850       950.81670027        0.95081670        28.72170850
A3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  416,750,000.00         1.56000%     413,490,894.36         555,456.10              0.00               0.00
A2                  249,266,000.00         1.48000%     244,165,621.00         311,175.52              0.00               0.00
A3                   42,572,000.00         1.80000%      42,572,000.00          65,986.60              0.00               0.00
A-SIO                         0.00         0.00000%     841,054,435.74               0.00              0.00               0.00
M1                   25,231,000.00         1.83000%      25,231,000.00          39,759.85              0.00               0.00
M2                   23,129,000.00         1.85000%      23,129,000.00          36,845.78              0.00               0.00
M3                   12,616,000.00         1.92000%      12,616,000.00          20,858.45              0.00               0.00
M4                   14,719,000.00         2.28000%      14,719,000.00          28,898.30              0.00               0.00
M5                   12,616,000.00         2.45000%      12,616,000.00          26,616.26              0.00               0.00
M6                   10,514,000.00         2.78000%      10,514,000.00          25,169.35              0.00               0.00
M7                    8,410,000.00         3.30000%       8,410,000.00          23,898.42              0.00               0.00
M8                   10,514,000.00         3.70000%      10,514,000.00          33,498.77              0.00               0.00
B                    10,514,000.00         3.80000%      10,514,000.00          34,404.14              0.00               0.00
X                     4,203,335.74         0.00000%     832,694,951.10               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              841,054,435.74                                           1,202,567.54              0.00               0.00


                                      Interest Distribution Statement (continued)

                                                                                   Remaining                Ending
                     Non-Supported                                   Total            Unpaid          Certificate/
                          Interest           Realized             Interest          Interest              Notional
 Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


 A1                            0.01               0.00           555,456.09              0.00        406,341,793.14
 A2                            0.01               0.00           311,175.51              0.00        237,006,275.61
 A3                            0.00               0.00            65,986.60              0.00         42,572,000.00
 A-SIO                         0.00               0.00                 0.00              0.00        832,694,951.10
 M1                            0.00               0.00            39,759.85              0.00         25,231,000.00
 M2                            0.00               0.00            36,845.78              0.00         23,129,000.00
 M3                            0.00               0.00            20,858.45              0.00         12,616,000.00
 M4                            0.00               0.00            28,898.30              0.00         14,719,000.00
 M5                            0.00               0.00            26,616.25              0.00         12,616,000.00
 M6                            0.00               0.00            25,169.35              0.00         10,514,000.00
 M7                            0.00               0.00            23,898.42              0.00          8,410,000.00
 M8                            0.00               0.00            33,498.77              0.00         10,514,000.00
 B                             0.00               0.00            34,404.14              0.00         10,514,000.00
 X                             0.00               0.00         3,237,763.56              0.00        818,386,504.49
 P                             0.00               0.00           212,633.03              0.00                100.00
 R                             0.00               0.00                 0.00              0.00                  0.00
 Totals                        0.02               0.00         4,652,964.10              0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.




                                               Interest Distribution Factors Statement
                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    416,750,000.00         1.56000%       992.17971052        1.33282807         0.00000000         0.00000000
A2                    249,266,000.00         1.48000%       979.53840877        1.24836729         0.00000000         0.00000000
A3                     42,572,000.00         1.80000%      1000.00000000        1.55000000         0.00000000         0.00000000
A-SIO                           0.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
M1                     25,231,000.00         1.83000%      1000.00000000        1.57583330         0.00000000         0.00000000
M2                     23,129,000.00         1.85000%      1000.00000000        1.59305547         0.00000000         0.00000000
M3                     12,616,000.00         1.92000%      1000.00000000        1.65333307         0.00000000         0.00000000
M4                     14,719,000.00         2.28000%      1000.00000000        1.96333311         0.00000000         0.00000000
M5                     12,616,000.00         2.45000%      1000.00000000        2.10972257         0.00000000         0.00000000
M6                     10,514,000.00         2.78000%      1000.00000000        2.39388910         0.00000000         0.00000000
M7                      8,410,000.00         3.30000%      1000.00000000        2.84166706         0.00000000         0.00000000
M8                     10,514,000.00         3.70000%      1000.00000000        3.18611090         0.00000000         0.00000000
B                      10,514,000.00         3.80000%      1000.00000000        3.27222180         0.00000000         0.00000000
X                       4,203,335.74         0.00000%    198103.36423424        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes are per $1,000 Denomination except for Classes P and X which are per $100 Denomination.


                                 Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000002         0.00000000         1.33282805        0.00000000       975.02529848
A2                      0.00000004         0.00000000         1.24836725        0.00000000       950.81670027
A3                      0.00000000         0.00000000         1.55000000        0.00000000      1000.00000000
A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000       990.06070917
M1                      0.00000000         0.00000000         1.57583330        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         1.59305547        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         1.65333307        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         1.96333311        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         2.10972178        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         2.39388910        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         2.84166706        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.18611090        0.00000000      1000.00000000
B                       0.00000000         0.00000000         3.27222180        0.00000000      1000.00000000
X                       0.00000000         0.00000000       770.28430758        0.00000000    194699.29482483
P                       0.00000000         0.00000000   2126330.30000000        0.00000000      1000.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                                  CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                          CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               19,626,007.79
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        19,626,007.79

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              664,597.08
     Payment of Interest and Principal                                                                18,961,410.71
Total Withdrawals (Pool Distribution Amount)                                                          19,626,007.79


Ending Balance                                                                                                 0.00



                                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00





                                                             SERVICING FEES

Gross Servicing Fee                                                                                      346,956.24
Credit Risk Manager's Fee                                                                                 10,408.69
PMI Insurance Premium Fee                                                                                306,538.20
Securities Administrator Fee                                                                                 693.95
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        664,597.08




                                                             OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00         140,220.42        140,220.42          1,000.00

                                          LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                           DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   44                      0                      0                       0                       44
          7,846,826.08            0.00                   0.00                    0.00                    7,846,826.08

60 Days   10                      0                      0                       0                       10
          2,008,912.90            0.00                   0.00                    0.00                    2,008,912.90

90 Days   6                       0                      0                       0                       6
          823,600.00              0.00                   0.00                    0.00                    823,600.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    60                      0                      0                       0                       60
          10,679,338.98           0.00                   0.00                    0.00                    10,679,338.98


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.991661%               0.000000%              0.000000%               0.000000%               0.991661%
          0.958269%               0.000000%              0.000000%               0.000000%               0.958269%

60 Days   0.225378%               0.000000%              0.000000%               0.000000%               0.225378%
          0.245332%               0.000000%              0.000000%               0.000000%               0.245332%

90 Days   0.135227%               0.000000%              0.000000%               0.000000%               0.135227%
          0.100580%               0.000000%              0.000000%               0.000000%               0.100580%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    1.352265%               0.000000%              0.000000%               0.000000%               1.352265%
          1.304181%               0.000000%              0.000000%               0.000000%               1.304181%

                                                      Delinquency Status By Groups
                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 5                    0                     0                    0                    5
                         303,222.89           0.00                  0.00                 0.00                 303,222.89

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  5                    0                     0                    0                    5
                         303,222.89           0.00                  0.00                 0.00                 303,222.89



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.657030%            0.000000%             0.000000%            0.000000%            0.657030%
                         0.381600%            0.000000%             0.000000%            0.000000%            0.381600%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.657030%            0.000000%             0.000000%            0.000000%            0.657030%
                         0.381600%            0.000000%             0.000000%            0.000000%            0.381600%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 25                   0                     0                    0                    25
                         4,600,128.18         0.00                  0.00                 0.00                 4,600,128.18

 60 Days                 6                    0                     0                    0                    6
                         853,736.68           0.00                  0.00                 0.00                 853,736.68

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  31                   0                     0                    0                    31
                         5,453,864.86         0.00                  0.00                 0.00                 5,453,864.86



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.055743%            0.000000%             0.000000%            0.000000%            1.055743%
                         1.135639%            0.000000%             0.000000%            0.000000%            1.135639%

 60 Days                 0.253378%            0.000000%             0.000000%            0.000000%            0.253378%
                         0.210763%            0.000000%             0.000000%            0.000000%            0.210763%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.309122%            0.000000%             0.000000%            0.000000%            1.309122%
                         1.346402%            0.000000%             0.000000%            0.000000%            1.346402%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 3                    0                     0                    0                    3
                         361,486.16           0.00                  0.00                 0.00                 361,486.16

 60 Days                 1                    0                     0                    0                    1
                         439,759.66           0.00                  0.00                 0.00                 439,759.66

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  4                    0                     0                    0                    4
                         801,245.82           0.00                  0.00                 0.00                 801,245.82



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.023891%            0.000000%             0.000000%            0.000000%            1.023891%
                         0.664986%            0.000000%             0.000000%            0.000000%            0.664986%

 60 Days                 0.341297%            0.000000%             0.000000%            0.000000%            0.341297%
                         0.808977%            0.000000%             0.000000%            0.000000%            0.808977%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.365188%            0.000000%             0.000000%            0.000000%            1.365188%
                         1.473963%            0.000000%             0.000000%            0.000000%            1.473963%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 11                   0                     0                    0                    11
                         2,581,988.85         0.00                  0.00                 0.00                 2,581,988.85

 60 Days                 3                    0                     0                    0                    3
                         715,416.56           0.00                  0.00                 0.00                 715,416.56

 90 Days                 6                    0                     0                    0                    6
                         823,600.00           0.00                  0.00                 0.00                 823,600.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  20                   0                     0                    0                    20
                         4,121,005.41         0.00                  0.00                 0.00                 4,121,005.41



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.083744%            0.000000%             0.000000%            0.000000%            1.083744%
                         0.922258%            0.000000%             0.000000%            0.000000%            0.922258%

 60 Days                 0.295567%            0.000000%             0.000000%            0.000000%            0.295567%
                         0.255539%            0.000000%             0.000000%            0.000000%            0.255539%

 90 Days                 0.591133%            0.000000%             0.000000%            0.000000%            0.591133%
                         0.294181%            0.000000%             0.000000%            0.000000%            0.294181%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.970443%            0.000000%             0.000000%            0.000000%            1.970443%
                         1.471978%            0.000000%             0.000000%            0.000000%            1.471978%





                                                            OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00







                                   COLLATERAL STATEMENT
 Collateral Description                                    Fixed Mixed & ARM & Balloon

 Weighted Average Gross Coupon                                               7.151134%
 Weighted Average Net Coupon                                                 6.651134%
 Weighted Average Pass-Through Rate                                          6.208380%
 Weighted Average Maturity(Stepdown Calculation )                                  350
 Beginning Scheduled Collateral Loan Count                                       4,502

 Number Of Loans Paid In Full                                                       65
 Ending Scheduled Collateral Loan Count                                          4,437
 Beginning Scheduled Collateral Balance                                 832,694,951.10
 Ending Scheduled Collateral Balance                                    818,386,504.49
 Ending Actual Collateral Balance at 30-Jun-2004                        818,854,305.51
 Monthly P &I Constant                                                    5,482,397.22
 Special Servicing Fee                                                            0.00
 Prepayment Penalties                                                             0.00
 Realized Loss Amount                                                             0.00
 Cumulative Realized Loss                                                         0.00
 Ending Scheduled Balance for Premium Loans                             818,386,504.49
 Scheduled Principal                                                        520,136.52
 Unscheduled Principal                                                   13,788,310.09



               Miscellaneous Reporting
   Monthly Excess Cash                                           3,095,096.07
   Overcollateralization Amount                                  4,203,435.74
   Overcollateralization Deficiency                                      0.00
   Targeted Overcollateralization Amount                         4,203,435.74
   Cap Payment                                                     142,667.47

                                     Group Level Collateral Statement
Group                                                      1(A)                             1(B)                             2(A)
Collateral Description                              Mixed Fixed                        Mixed ARM                      Mixed Fixed
Weighted Average Coupon Rate                           7.762130                         7.202713                         7.437308
Weighted Average Net Rate                              7.262130                         6.702713                         6.937308
Weighted Average Maturity                                   350                              350                              348
Beginning Loan Count                                        769                            2,400                              299
Loans Paid In Full                                            8                               32                                6
Ending Loan Count                                           761                            2,368                              293
Beginning Scheduled Balance                       80,298,425.44                   411,101,579.93                    55,377,425.91
Ending scheduled Balance                          79,412,022.07                   404,838,882.08                    54,323,421.16
Record Date                                          06/30/2004                       06/30/2004                       06/30/2004
Principal And Interest Constant                      586,631.09                     2,723,050.57                       387,674.59
Scheduled Principal                                   67,225.43                       255,511.78                        44,458.80
Unscheduled Principal                                819,177.94                     6,007,186.07                     1,009,545.95
Scheduled Interest                                   519,405.66                     2,467,538.79                       343,215.79
Servicing Fees                                        33,457.66                       171,292.36                        23,073.91
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                                0.00                             0.00                             0.00
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                             25,474.84                       145,785.47                        14,000.70
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                         460,473.16                     2,150,460.96                       306,141.18
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      6.881428                         6.277167                         6.633919

                                     Group Level Collateral Statement
Group                                                      2(B)                             Total
Collateral Description                                Mixed ARM           Mixed & ARM & Balloon
Weighted Average Coupon Rate                           6.849949                          7.151134
Weighted Average Net Rate                              6.349949                          6.651134
Weighted Average Maturity                                   348                               350
Beginning Loan Count                                      1,034                             4,502
Loans Paid In Full                                           19                                65
Ending Loan Count                                         1,015                             4,437
Beginning Scheduled Balance                      285,917,519.82                    832,694,951.10
Ending scheduled Balance                         279,812,179.18                    818,386,504.49
Record Date                                          06/30/2004                        06/30/2004
Principal And Interest Constant                    1,785,040.97                      5,482,397.22
Scheduled Principal                                  152,940.51                        520,136.52
Unscheduled Principal                              5,952,400.13                     13,788,310.09
Scheduled Interest                                 1,632,100.46                      4,962,260.70
Servicing Fees                                       119,132.31                        346,956.24
Master Servicing Fees                                      0.00                              0.00
Trustee Fee                                                0.00                              0.00
FRY Amount                                                 0.00                              0.00
Special Hazard Fee                                         0.00                              0.00
Other Fee                                            121,971.14                        307,232.15
Pool Insurance Fee                                         0.00                              0.00
Spread Fee 1                                               0.00                              0.00
Spread Fee 2                                               0.00                              0.00
Spread Fee 3                                               0.00                              0.00
Net Interest                                       1,390,997.01                      4,308,072.31
Realized Loss Amount                                       0.00                              0.00
Cumulative Realized Loss                                   0.00                              0.00
Percentage of Cumulative Losses                          0.0000                            0.0000
Prepayment Penalties                                       0.00                              0.00
Special Servicing Fee                                      0.00                              0.00
Pass-Through Rate                                      5.838035                          6.208380

EX-99.2



theMurrayhillcompany

SAIL 2004-5

Credit Risk Manager Report

June 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


                Table of Contents


Section One                       Transaction Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Loan-Level Report


Section Four                      Analytics



Section One
Transaction Summary

                        theMurrayhillcompany
SAIL 2004-5
Transaction Summary
June 2004


Transaction Summary

Closing Date :                      5/28/2004
Depositor:                          Structured Asset Securities Corporation
Trustee:                            Wells Fargo Bank, N.A.
Securities Administrator:           Wells Fargo
Master Servicer:                    Aurora Loan Services Master Servicing

Servicer(s):                        Aurora Loan Services, Chase Manhattan Mortgage Corp.,
                                    IndyMac Bank, Wells Fargo
Mortgage Insurer(s):                Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method:       OTS1

Collateral Summary

                          Closing Date              5/31/20042    5/31/2004 as a Percentage
                                                                    of Closing Date
Collateral Balance        $  841,054,435         $   800,836,099      95.21 %
Loan Count                   4,539                   4,367            96.21 %


Collateral Statistics

                                    Loan Count                 Summed Balance
Repurchases3                        0                          $    0
First Payment Defaults              7                          $    982,000
Early Payment Defaults 4            25                         $    4,050,967
Multiple Loans to One Borrower      0                          $    0


                                    Second Lien Statistics
                                    Loan Count                 Summed Balance
Outstanding Second Lien Loans       393                        $    22,382,229
30 Days Delinquent                  0                          $    0
60 Days Delinquent                  0                          $    0
90+ Days Delinquent                 0                          $    0



1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

3 Refers to loans repurchased in the current month

4 A default that occurs on the second or third scheduled payment
(C) 2004 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis


                   Reconciliation of Prepayment Premiums for SAIL 2004-5
                   Mortgage Data Through: May 31, 2004



Section 1: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.


                                 Distribution Date
                                 25-Jun-04
                   TOTAL         $54,048



             Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to Certificateholders
Section 2:   prepared by the trustee.


                                        Distribution Date
                   Class                25-Jun-04
                   P Class              $54,048




Section 3: Reconciliation of the amounts remitted by the servicer to the trustee, and the amount remitted to the P Class by the trustee.




                   Amount remitted by servicer:         $54,048
                   Amount remitted to the P Class:      $54,048
                   Difference:                          $0


Aggregate Paid Off Loans Report for SAIL 2004-5
Mortgage Data Through: May 31, 2004


Distribution Date                                                  25-Jun-04
Loans with Active Prepayment Flags that Remitted
                                                                   10
Premiums ( A )


Loans without Prepayment Flags that Remitted Premiums              0

Total Loans that Remitted Premiums ( B )                           10

Loans with Active Prepayment Flags ( C )                           12


Loans without Prepayment Flags that Remitted Premiums              0

Subtotal ( D )                                                     12


Premiums Remitted with Active Prepayment Flags (A/C)               83.3%


Total Loans that Remitted Premiums to the Subtotal (B/D )          83.3%


Total Paid Off Loans ( E )                                         42
Total Loans that Remitted Premiums to the Total Paid Off
                                                                   23.8%
Loans ( B/E )


Paid Off Loans Exception Report for SAIL 2004-5
Mortgage Data Through: May 31, 2004


                                                                                                             Total

Total Paid Off Loans with Flags                                                                                17
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*                                                 0


Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*            0



Repurchased/Service Transferred Loans*                                                                         5


Loans that Liquidated from REO*                                                                                0


Loans with Discrepancies between the Data File and the Note                                                    0

Defaulted Liquidated Loans that Could Not Have Collected Premiums because of the Acceleration of the
Debt*                                                                                                          0


Loans that Liquidated Through Loss Mitigation Efforts*                                                         0
Total Paid Off Loans with Active Prepayment Flags (C)                                                          12

Other Exceptions:

Paid Off Loans that Did Not Collect Premiums because of State Statutes                                         1


Paid Off Loans with Active Prepayment Flags that Have Not Remitted Premiums                                    1

* These categories are mutually exclusive.


Paid off Loans With Prepayment Flags for SAIL 2004-5
Mortgage Data Through: May 31, 2004


Loan number   Delinquency     Origination      PPP     Exp. Date     Payoff
              String           Date            Flag                  Balance



 4890258           0               2/12/04       2         2/12/06   $179,197
 4888119           0              11/26/03       1        11/26/04   $384,634
 4890295           0               2/10/04       2         2/10/06   $317,357
 4887083           0               2/23/04       2         2/23/06    $88,860
 4889523           0               2/23/04       2         2/23/06    $77,782
 4888979           0               2/12/04       3         2/12/07   $109,249
 4886569           0               2/26/04       3         2/26/07   $123,774
 4889929           0               1/16/04       2         1/16/06   $224,620
 4888257           0               1/28/04       2         1/28/06   $160,810
 4889238           0              11/10/03       2        11/10/05    $49,451
 4889239           0              11/10/03       2        11/10/05    $12,382
 4889259           0               8/20/03       2         8/20/05   $282,133
 4890223           0               3/2/04        3         3/2/07    $118,392
 4888991           0               2/23/04       3         2/23/07   $175,780
 4889585           0               2/19/04       3         2/19/07   $121,000
 4886753           0               3/2/04        2         3/2/06    $299,719
 4891039           0               2/19/04       2         2/19/06   $144,179


Paid off Loans With Prepayment Flags for SAIL 2004-5
Mortgage Data Through: May 31, 2004    (Cont.)

Loan Number      PPP Remitted          % of      PPP            PPP              Comments
                                    Premium to  Collected,     Collected,
                                     Payoff     w/Flag          No Flag
                                     Balance
4890258                 -              0%       4890258                          Awaiting servicer's response
4888119                 -              0%                                        Did not collect because of NJ state statute
4890295                 -              0%                                        Requesting verification of repurchase
4887083                 -              0%                                        Requesting verification of repurchase
4889523                 -              0%                                        Requesting verification of repurchase
4888979                 -              0%                                        Requesting verification of repurchase
4886569                 -              0%                                        Requesting verification of repurchase
4889929            $7,990              4%
4888257            $1,545              1%
4889238              $618              1%
4889239              $226              2%
4889259            $6,172              2%
4890223            $3,763              3%
4888991            $8,789              5%
4889585            $6,050              5%
4886753           $11,686              4%
4891039            $7,209              5%


(C) 2004 The Murrayhill Company. All Rights Reserved.

Section Three
Loan-Level Report


Loan-Level Report Definitions


FICO (R): Represents the borrower's credit score at the time of securitization/ origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing
Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated
REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days.
6 The contractually due payment had not arrived within sixty days.
9 The contractually due payment had not arrived within ninety days.
F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.


                                         Loan Level Report
SAIL 2004-5 Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

Lien State                    First Pmt. Valuation Orig. Appr.                                     Orig Amount              OLTV
Severity                      Liq. Date Est (Gain)/Loss *                                Delinquency
Loan Number                   Group      FICO (R)                 Last Paid Dt.          Valuation Date         Current
Value Current Bal                        CLTV MI Type             Coverage               MI Certificate         Status
4887664 1                     CA         3/1/2004                 Internal Estimate                $245,000
$171,000                      70%        2.82% 3/1/2005 $4,829                           3
525 3/1/2004                             3/31/2004                $186,200               $170,890               92%
Monitor
Default Reason:    (Unknown)
7/6/2004           This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4887797 1                     AR         3/1/2004                 Internal Estimate                $166,000
$124,500                      75%        13.47% 5/1/2005 $16,772                         3
537 3/1/2004                             3/31/2004                $126,160               $124,415               99%
Monitor
Default Reason:     (Unknown)
7/6/2004            This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4887824 1                     FL         3/1/2004                 Internal Estimate                $235,000
$188,000                      80%        14.17% 3/1/2005 $26,658                         3
578 3/1/2004                             3/31/2004                $178,600               $187,814               105%
Monitor
Default Reason:     (Unknown)
7/6/2004            This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4887827 1                     OH         3/10/2004                Internal Estimate                $110,000
$88,000 80%                   19.96%     4/10/2005                $17,570 3
562 3/10/2004                            3/31/2004                $83,600 $87,934        105%      Monitor
Default Reason:      (Unknown)
7/6/2004             This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888246 1                     IL         3/1/2004                 Internal Estimate                $235,000
$199,750                      85%        26.54% 9/1/2005 $53,033                         3
517 3/1/2004                             3/31/2004                $178,600               $199,631               112%
Monitor
Default Reason:     (Unknown)
7/6/2004            This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888274 1                     ID         3/1/2004                 Appraisal              $226,000               $182,750
85% 18.43%                    11/1/2005 $33,693                   F
511 2/1/2004                             4/17/2004                $198,000               $182,750               92%
Monitor
Default Reason:     (Unknown)
7/13/2004           This loan has been added to the Watchlist because the borrower defaulted on the first scheduled payment and the loan is in foreclosure status.


* The estimated loss includes estimated mortgage insurance proceeds where applicable.
(C) 2004 The Murrayhill Company.     All Rights Reserved.
SAIL 2004-5 Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

Lien State                   First Pmt.              Valuation    Orig.     Orig Amount              OLTV
                                                                  Appr.
Severity                     Liq. Date               Est          *         Delinquency
                                                     (Gain)/Loss
Loan Number                  Group FICO             (R)           Last Paid Valuation DateCurrent
                                                                  Dt.
Value Current Bal CLTV                               MI Type      Coverage  MI CertificateStatus



4888441 1                     MI       3/1/2004                   Appraisal              $82,000     $69,700    85%
32.59% 5/1/2005                        $22,718 F
583 2/1/2004                           4/18/2004                  $65,000 $69,700        107%        Monitor
Default Reason:     (Unknown)
7/13/2004           This loan has been added to the Watchlist because the borrower defaulted on the first scheduled payment and the loan is in foreclosure status.
4888468 1                     MI       3/1/2004                   Appraisal              $76,000     $60,800    80%
22.17% 5/1/2005                        $13,482 F
627 2/1/2004                           4/18/2004                  $63,000 $60,800        97%         Monitor
Default Reason:    (Unknown)
7/13/2004          This loan has been added to the Watchlist because the borrower defaulted on the first scheduled payment and the loan is in foreclosure status.
4888516 1                     NV       3/1/2004                   Internal Estimate                  $145,000
$101,500                      70%      2.94% 12/1/2004 $2,993                            3
567 3/1/2004                           3/31/2004                  $110,200               $101,425               92%
Monitor
Default Reason:    (Unknown)
7/6/2004           This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888522 1                     CA       3/1/2004                   Internal Estimate                  $210,000
$126,000                      60%      -12.53% 3/1/2005 ($15,789)                                    3
513 3/1/2004                           3/31/2004                  $159,600               $125,936               79%
Monitor
Default Reason:     (Unknown)
7/6/2004            This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888605 1                     IA       3/1/2004                   Internal Estimate                  $86,000    $73,100 85%
29.13% 3/1/2005                        $21,299 3
502 3/1/2004                           3/31/2004                  $65,360 $73,069        112%        Monitor
Default Reason:     (Unknown)
7/6/2004            This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888628 1                     NJ       3/1/2004                   Appraisal              $160,000               $144,000
90% 11.35%                    6/1/2005 $16,351                    F
624 2/1/2004                           1/30/2004                  $160,000               $144,000               90%
Monitor
Default Reason:    (Unknown)
7/13/2004          This loan has been added to the Watchlist because the borrower defaulted on the first scheduled payment and the loan is in foreclosure status.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.
(C) 2004 The Murrayhill Company.                       All Rights Reserved.
SAIL 2004-5 Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

Lien State                    First Pmt.             Valuation               Orig. Appr.          Orig Amount OLTV
Severity                      Liq. Date              Est (Gain)/Loss         *           Delinquency
Loan Number                   Group      FICO        (R)          Last Paid Dt.          ValuationCurrent
                                                                                         Date
Value Current Bal                        CLTV        MI Type      Coverage               MI       Status
                                                                                         Certificate
4888640 1                     IL         3/1/2004                 Appraisal              $255,000 $249,900
100% 22.84%                   9/1/2005               $57,085      F
684 2/1/2004                             4/15/2004                $250,000               $249,900 100%
Monitor
Default Reason:  (Unknown)
7/13/2004        This loan has been added to the Watchlist because the borrower defaulted on the first scheduled payment and the loan is in foreclosure status.
4888654 1                     IL         3/1/2004                 Internal Estimate               $134,000
$100,500                      75%        17.71%      9/1/2005                $17,807     3
515 3/1/2004                             3/31/2004                $101,840               $100,440 99%


                                                        Loan Level Report
Monitor
Default Reason:   (Unknown)
7/6/2004          This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888849 1                     TX         3/1/2004       Internal Estimate                         $130,000
$98,000 75%                   10.44%     10/1/2004      $10,235 3
544 3/1/2004                             3/31/2004      $98,800 $97,946 99%                       Monitor
Default Reason:    (Unknown)
7/6/2004           This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4888901 1                     UT         3/1/2004       Internal Estimate                         $151,500
$128,775                      85%        22.72% 1/1/2005 $29,268 3
510 3/1/2004                             3/31/2004      $115,140 $128,705                                       112%
Monitor
Default Reason:    (Unknown)
7/6/2004           This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4890372 1                     VA         3/1/2004       Internal Estimate                         $271,000
$230,350                      85%        -13.54% 12/1/2004 ($31,209)                              3
589 3/1/2004                             3/31/2004      $205,960 $230,179                                       112%       B
30.00% Monitor
Default Reason:   (Unknown)
7/6/2004          This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.
4890815 1                     FL         3/1/2004       Internal Estimate                         $127,000
$114,300                      90%        -10.13% 3/1/2005 ($11,579)                               3
614 3/1/2004                             3/31/2004      $96,520 $114,203                          118%          B
34.00% Monitor
Default Reason:   (Unknown)
7/6/2004          This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.


* The estimated loss includes estimated mortgage insurance proceeds where applicable.
(C) 2004 The Murrayhill Company.                        All Rights Reserved.
SAIL 2004-5 Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

Lien State                    First Pmt.              Valuation   Orig.     Orig Amount              OLTV
                                                                  Appr.
Severity                      Liq. Date               Est         *         Delinquency
                                                      (Gain)/Loss
Loan Number                   Group FICO              (R)         Last Paid Valuation DateCurrent
                                                                  Dt.
Value Current Bal CLTV                                MI Type     Coverage  MI CertificateStatus
4890908 1                     UT 2/1/2004                         Internal  $250,000
                                                                  Estimate
$219,000                      88% -13.12%             1/1/2005    ($28,741) 3
733 3/1/2004 3/31/2004                                            $190,000  $218,603      115%       B
32.00% Monitor
Default Reason: (Unknown)
7/6/2004        This loan was added to the Watchlist because the borrower defaulted on the second scheduled payment and it was originated as a cash out refinance.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.
(C) 2004 The Murrayhill Company.   All Rights Reserved.


Section Four
Analytics


                                                                  FICO
SAIL 2004-5 FICO Distribution by Status
FICO is a registered trademark of Fair Isaac Corporation
Mortgage Data Through: May 31, 2004

FICO             Delinquency             Percentage
500              Current                 0.01
500              Delinquent              0.061
500              Paid Off                0.024
510              Current                 0.024
510              Delinquent              0.152
520              Current                 0.023
520              Delinquent              0.091
520              Paid Off                0.024
530              Current                 0.033
530              Delinquent              0.061
530              Paid Off                0.024
540              Current                 0.037
540              Delinquent              0.061
550              Current                 0.036
560              Current                 0.04
560              Delinquent              0.061
560              Paid Off                0.048
570              Current                 0.033
570              Delinquent              0.061
570              Paid Off                0.048
580              Current                 0.035
580              Delinquent              0.061
580              Paid Off                0.024
590              Current                 0.04
590              Delinquent              0.061
590              Paid Off                0.071
600              Current                 0.046
600              Paid Off                0.024
610              Current                 0.047
610              Delinquent              0.061
610              Paid Off                0.024
620              Current                 0.052
620              Delinquent              0.03
620              Paid Off                0.024
630              Current                 0.065
630              Delinquent              0.03
630              Paid Off                0.095
640              Current                 0.062
640              Paid Off                0.048
650              Current                 0.06
650              Paid Off                0.095
660              Current                 0.058
660              Delinquent              0.03
660              Paid Off                0.095
670              Current                 0.051
670              Paid Off                0.024
680              Current                 0.044
680              Delinquent              0.03
680              Paid Off                0.048
690              Current                 0.042
690              Paid Off                0.048
700              Current                 0.034
700              Paid Off                0.095
710              Current                 0.031
710              Paid Off                0.048
720              Current                 0.023
730              Current                 0.016
730              Delinquent              0.061
730              Paid Off                0.024
740              Current                 0.013
740              Delinquent              0.03
750              Current                 0.015
760              Current                 0.011
760              Delinquent              0.061
760              Paid Off                0.048
770              Current                 0.01
780              Current                 0.005
790              Current                 0.004
800              Current                 0.001

Status             # of Loans            Average      Std. Deviation
Current            4,334      628        66.288
Delinquent                    33         586          82.176
Paid Off                      42         640          61.706
Total:             4,409

                                                      LTV
SAIL 2004-5 Loan-to-Value Distribution by Status
Mortgage Data Through: May 31, 2004

LTV                Delinquency           Percentage
0.1                Current               0.008
0.2                Current               0.084
0.2                Paid Off              0.048
0.3                Current               0.005
0.4                Current               0.012
0.5                Current               0.018
0.5                Paid Off              0.024
0.6                Current               0.046
0.6                Paid Off              0.024
0.6                Delinquent            0.03
0.7                Paid Off              0.119
0.7                Current               0.086
0.7                Delinquent            0.061
0.8                Paid Off              0.31
0.8                Delinquent            0.364
0.8                Current               0.353
0.9                Paid Off              0.19
0.9                Delinquent            0.424
0.9                Current               0.244
1                  Delinquent            0.121
1                  Paid Off              0.286
1                  Current               0.145

Status             # of Loans            Average      Std. Deviation
Current            4,334 0.757           0.215
Delinquent 33                            0.829        0.085
Paid Off 42                              0.807        0.174
Total:             4,409



                                         Balance
SAIL 2004-5 Balance Distribution by Status
Mortgage Data Through: May 31, 2004

Balance            Delinquency           Percentage
0                  Current               0
10000              Current               0.003
20000              Current               0.013
30000              Current               0.02
40000              Current               0.023
50000              Current               0.026
60000              Current               0.037
60000              Delinquent            0.03
70000              Current               0.045
70000              Delinquent            0.182
80000              Current               0.044
90000              Delinquent            0.03
90000              Current               0.042
100000             Delinquent            0.091
100000             Current               0.045
110000             Current               0.041
110000             Delinquent            0.03
120000             Delinquent            0.061
120000             Current               0.043
130000             Delinquent            0.091
130000             Current               0.045
140000             Delinquent            0.061
140000             Current               0.039
150000             Current               0.04
150000             Delinquent            0.03
160000             Delinquent            0.03
160000             Current               0.035
170000             Current               0.032
170000             Delinquent            0.061
180000             Delinquent            0.03
180000             Current               0.032
190000             Delinquent            0.03
190000             Current               0.027
200000             Delinquent            0.03
200000             Current               0.03
210000             Current               0.023
220000             Current               0.025
220000             Delinquent            0.03
230000             Delinquent            0.03
230000             Current               0.018
240000             Current               0.018
250000             Delinquent            0.061
250000             Current               0.02
260000             Current               0.017
270000             Current               0.017
280000             Current               0.013
290000             Current               0.015
300000             Current               0.012
310000             Current               0.014
320000             Delinquent            0.03
320000             Current               0.014
330000             Current               0.01
340000             Current               0.015
350000             Current               0.014
350000             Delinquent            0.03
360000             Current               0.011
370000             Current               0.007
380000             Current               0.006
390000             Current               0.004
400000             Current               0.006
410000             Current               0.005
420000             Current               0.004
430000             Current               0.003
440000             Delinquent            0.03
440000             Current               0.006
450000             Current               0.005
460000             Current               0.003
470000             Current               0.005
480000             Current               0.005
490000             Current               0.002
500000             Current               0.004
510000             Current               0.001
520000             Current               0.001
540000             Current               0.002
550000             Current               0.001
560000             Current               0.001
570000             Current               0.001
580000             Current               0
590000             Current               0.001
600000             Current               0
620000             Current               0.001
640000             Current               0.001
650000             Current               0.001
680000             Current               0
690000             Current               0
700000             Current               0
720000             Current               0
750000             Current               0.001
770000             Current               0
840000             Current               0
930000             Current               0

Status             # of Loans            Average      Std. Deviation
Current            4,334      183,586.57              119,655.91
Delinquent                    33         156,724.74   88,895.64
Total:             4,367


                                                     Type
SAIL 2004-5 Mortgage Type Distribution by Status
Mortgage Data Through: May 31, 2004
Mortgage Type                 Delinquency            Percentage
Investment Home               Current                0.129
Investment Home               Delinquent             0.121
Investment Home               Paid Off               0.262
Primary Home                  Current                0.861
Primary Home                  Delinquent             0.848
Primary Home                  Paid Off               0.738
Second Home                   Current                0.01
Second Home                   Delinquent             0.03

Mortgage Type       Loan Count             Total Balance          Avg. Balance     Std. Deviation
ARM    3,352        667,448,941.16         199,119.61             117,866.67
Fixed  1,057        133,387,158.10         126,194.09             110,464.75
Total: 4,409        800,836,099.26

                                                               Term
SAIL 2004-5 Mortgage Term Distribution by Status
Mortgage Data Through: May 31, 2004
Mortgage Term                 Delinquency           Percentage
120                           Current                 0
180                           Current                 0.087
180                           Paid Off                0.048
180                           Delinquent              0.03
240                           Paid Off                0.024
240                           Current                 0.007
360                           Delinquent              0.97
360                           Paid Off                0.929
360                           Current                 0.906

# of Loans                    Other      120        180        240          360
4,409            0            2          378        33         3,996

                                                         Purpose SAIL 2004-5 Mortgage Purpose
Distribution Mortgage Data Through: May 31, 2004

Origination Statistics Current Loans           Delinquent Loans                   Paid Off Loans Number of Loans:  4,539   Number of
Loans:                              4,334      Number of Loans:
 33         Number of Loans:                   42

Purpose Number Percentage           Purpose Number Percentage          Purpose Number Percentage          Purpose Number Percentage
Cash-out refinance      2,301       50.7%      Cash-out refinance      2,213      51.1% Cash-out refinance            18   54.5%
Cash-out refinance      16          38.1% Purchase         1,886       41.6%      Purchase    1,781       41.1%       Purchase
12 36.4%    Purchase    24          57.1% Rate/term        327         7.2%       Rate/term   315         7.3%        Rate/term  3
9.1%        Rate/term   2           4.8% Home  24          0.5%        Home       24          0.6%        Home        0    0.0%
Home        0 0.0% Other            1          0.0%        Other       1          0.0%        Other       0           0.0% Other 0
0.0%

Total       4,539       100%        Total      4,334       100%        Total      33          100%        Total       42 100%



                                                    Ownership
SAIL 2004-5 Ownership Distribution by Status
Mortgage Data Through: May 31, 2004
Ownership Type                Delinquency           Percentage
Investment Home               Current               0.129
Investment Home               Delinquent            0.121
Investment Home               Paid Off              0.262
Primary Home                  Current               0.861
Primary Home                  Delinquent            0.848
Primary Home                  Paid Off              0.738
Second Home                   Current               0.01
Second Home                   Delinquent            0.03

Title # of Loans
Investment Home      572
Primary Home         3,792
Second Home          45
Total: 4,409

SAIL 2004-5 Delinquent Balance Over Time
Mortgage Data Through: May 31, 2004

                                        Total Balance in Status
As Of Date          30 Days             60 Days             90 Days            Foreclosure          REO
5/31/2004      $    4,348,317       $   116,450 $             -             $    707,150         $   -



SAIL 2004-5 Delinquent Count Over Time
Mortgage Data Through: May 31, 2004
                                    Total Count in Status
As Of Date      30 Days             60 Days             90 Days            Foreclosure          REO
5/31/2004       27                  1                   0                  5                    0


                                                                 CPR
SAIL 2004-5 Conditional Prepayment Rates
Mortgage Data Through: May 31, 2004

Date * Distribution Date    CPR            3-Month MA         6-Month MA     12-Month MA
31-May-04 25-Jun-04         10.71%

* Data in table is displayed for only the most recent 18 months.



                                                                 SDA
SAIL 2004-5 Historical SDA Performance
Mortgage Data Through: May 31, 2004

Weighted                  Monthly
Date Average Age                          Default Amt            Default Rate           CDR (F-R)           SDA Curve
SDA %
31-May-04                 3.50            $0         0.00%       0.00%      0.07%       0%

Averages:                 3.50            $0         0.00%       0.00%      0.07%       0%

(C) 2004 The Murrayhill Company.    All Rights Reserved.
